UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): August 17, 2010
Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)
(303) 837-1661
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01. Other Events.
     On August 17, 2010, Whiting Petroleum Corporation (the “Company”) commenced an offer to exchange (the “Exchange Offer”) up to 3,277,500 shares of its 6.25% Convertible Perpetual Preferred Stock for the following consideration per share of Preferred Stock: (i) 2.3033 shares of the Company’s common stock and (ii) a cash payment of $14.50, subject to the terms and conditions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on September 15, 2010, unless the Company extends the offer or terminates it earlier. A copy of the related press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
     Also on August 17, 2010, the Company and its subsidiary Whiting Oil and Gas Corporation (“Whiting Oil and Gas”) entered into a Third Amendment (“Amendment”) to Fourth Amended and Restated Credit Agreement (“Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and lenders party thereto. The Amendment amends the Credit Agreement to permit the Company to consummate the Exchange Offer. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. The Company is filing a copy of the Amendment as Exhibit 4.1 hereto, which is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits:

(4.1)	Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 17, 2010, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and lenders party thereto [Incorporated by reference to Exhibit 4.4 to Whiting Petroleum Corporation Registration Statement on Form S-4 filed on August 17, 2010].

(99.1)	Press Release of Whiting Petroleum Corporation dated August 17, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: August 17, 2010	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description
(4.1)	Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 17, 2010, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and lenders party thereto [Incorporated by reference to Exhibit 4.4 to Whiting Petroleum Corporation Registration Statement on Form S-4 filed on August 17, 2010].

(99.1)	Press Release of Whiting Petroleum Corporation dated August 17, 2010.